Exhibit 10.3


                 AMENDMENT NO. 1 TO OFFICE BUILDING LEASE DATED

May 20, 1993, By and Between Puente Hills Business Center II, a California limited partnership, as "Landlord" and Adept Technology, Inc., a California
                           corporation, as "Tenant".

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This Amendment No. 1 to Office Building Lease is made as of this ninth (9th) day of September, 1997 by and between Puente Hills Business Center II, a California limited partnership, as "Landlord" and Adept Technology, Inc., a California corporation, as "Tenant".

                                    RECITALS

A. WHEREAS, Landord and Tenant entered into that certain office building Lease dated May 20, 1993, (the "Lease") relating to office space in that certain office building located at 17800 Castleton Street, Suite 175, City of Industry, California 91748, in that certain office project known as Puente Hills Business Center II.

B. WHEREAS, the parties desire to amend said Lease to reflect certain items hereinafter provided, effective July 15, 1998.

         NOW, THEREFORE, in consideration of the above recitals and the mutual covenants and agreements contained herein, IT IS HEREBY AGREED AS
         FOLLOWS:

                                   WITNESSETH

1. Term: The term of the Lease shall be extended for four (4) years commencing on September 18, 1997 and terminating on September 17, 2001.

2. Base Rent: The Base Rent as specified in 5.A of the Lease shall be as follows:

                         09/18/97-09/17/99           $7,084.00
                         09/18/99-09/17/02           $7,372.00

3. All other terms and conditions of said Lease shall remain in full force and effect.

"LANDLORD"                                            "TENANT"


PUENTE HILLS BUSINESS CENTER II                       Adept Technology, Inc.,
a California limited partnership                      a California corporation
by Amel Management Company,
Its Agent


By:   /s/ Kevin P. Hauber                             By:  /s/ Bruce Shimano
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     Kevin P. Hauber, Vice President                           Bruce Shimano

Date:                                                   Date:  9/23/97
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